EXHIBIT 10.1

CONSENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT

          This Consent and Amendment No. 3 to Credit Agreement (this “Third Amendment”) is made as of November 9, 2004, among ATLANTIS PLASTIC FILMS, INC., a Delaware corporation (“Atlantis Plastic Films”), ATLANTIS MOLDED PLASTICS, INC., a Florida corporation (“Atlantis Molded Plastics”), ATLANTIS FILMS, INC., a Delaware corporation (“Atlantis Films”), RIGAL PLASTICS, INC., a Florida corporation (“Rigal Plastics”), ATLANTIS PLASTICS INJECTION MOLDING, INC., a Kentucky corporation (“Injection Molding”), PIERCE PLASTICS, INC., a Delaware corporation (“Pierce Plastics”), and EXTRUSION MASTERS, INC., an Indiana corporation (“Extrusion Masters”) (Atlantis Plastic Films, Atlantis Molded Plastics, Atlantis Films, Rigal Plastics, Injection Molding, Pierce Plastics and Extrusion Masters are sometimes referred to herein as the “Borrowers” and individually as a “Borrower”), the other financial institutions who are or hereafter become parties to this Agreement as Lenders, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent, and the financial institutions signatories hereto, each as a Lender.

          Reference is made to that certain Credit Agreement dated as of December 27, 2002, among Borrowers, General Electric Capital Corporation, as Agent and the financial institutions party thereto as Lenders (as amended or otherwise modified as of the date hereof, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement).

          WHEREAS, Borrowers have requested that Agent and the Lenders consent to (i) the acquisition (the “LaVanture Acquisition”) by Extrusion Masters of certain of the assets of LaVanture Products Company Inc., an Indiana corporation (“LaVanture Products”), LaVanture Plastic Extrusion Technologies, Inc., an Indiana corporation (“LaVanture Extrusion”) and Molded Designs Technology, Inc., an Indiana corporation (“Molded Designs”; and, collectively with LaVanture Products and LaVanture Extrusion, the “Sellers”), pursuant to the terms of that certain Asset Purchase Agreement (the “LaVanture Purchase Agreement”), dated as of November 9, 2004, by and among the Sellers and Extrusion Masters, (ii) Borrowers’ payment to Trivest Partners, L.P. of an incentive fee in connection with the LaVanture Acquisition, and (iii) Borrowers’ use of the proceeds of certain Revolving Loans to pay the transaction expenses incurred by Borrowers in connection with the consummation of the LaVanture Acquisition;

          WHEREAS, in connection with the LaVanture Acquisition, Borrowers have further requested that Agent and the Lenders (i) increase the amount of Term Loan B under the Credit Agreement and (ii) amend the Credit Agreement in certain other respects; and

          WHEREAS, subject to each of the terms and conditions hereof, Agent and the undersigned Lenders have agreed to (i) consent to the LaVanture Acquisition, (ii) consent to Borrowers’ payment to Trivest Partners, L.P. of an incentive fee in connection with the LaVanture Acquisition, (iii) consent to Borrowers’ use of the proceeds of certain Revolving Loans to pay the transaction expenses incurred by Borrowers in connection with the consummation of the LaVanture Acquisition, (iv) increase the amount of Term Loan B under the Credit Agreement and (v) amend the Credit Agreement in certain other respects as provided herein.

          NOW, THEREFORE, Agent, the undersigned Lenders and Borrowers hereby agree as follows:

          1. Consent. Subject to the prior satisfaction of the conditions set forth in Section 3 of this Third Amendment, and in reliance on the representations and warranties set forth in Section 4 of this Third Amendment, Agent and the undersigned Lenders hereby consent to (a) the consummation of the LaVanture Acquisition pursuant to and in accordance with the terms set forth in the LaVanture Purchase Agreement, (b) Borrowers’ payment to Trivest Partners, L.P. of an incentive fee of $300,000 pursuant to Section 6.4 of the Management Agreement (the “LaVanture Incentive Fee”) and (c) Borrowers’ use of the proceeds from certain Revolving Loans to pay the transaction expenses incurred by Borrowers in connection with the consummation of the LaVanture Acquisition; provided, that such transaction expenses (including the LaVanture Incentive Fee) shall not exceed $700,000 in the aggregate. Except to the extent expressly set forth herein, this consent shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any document entered into in connection therewith, or (b) a waiver, release or limitation upon the exercise by Agent or any Lender of any of its rights, legal or equitable, hereunder or under the Credit Agreement or any Loan Document. Except as set forth above, each of Agent and each Lender reserves any and all rights and remedies which it has had, has or may have under the Credit Agreement and each Loan Document.

          2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, Borrowers, Agent and the undersigned Lenders hereby agree to amend the Credit Agreement as follows:

          2.1. Section 1.1(a) of the Credit Agreement is amended and restated in its entirety as follows:

          “(a) Term Loans. On the Closing Date, the Term Lenders made a “Term Loan A” to Borrowers in the original principal amount of $35,000,000 and a “Term Loan B” to Borrowers in the original principal amount of $40,000,000. As of the Third Amendment Closing Date, the outstanding principal balance of Term Loan A is $25,525,549.85. Immediately prior to giving effect to the Third Amendment, the outstanding principal balance of Term Loan B is $36,395,613.94. Borrowers have requested that Lenders make an additional advance in the aggregate amount of $10,000,000 to be added to the outstanding principal amount of Term Loan B. On the Third Amendment Closing Date, each Lender listed on Annex B-1 hereto agrees, severally and not jointly, to make an additional Term Loan B advance in the amount set forth opposite such Lender’s name on Annex B-1 hereto so that the aggregate amount of the Term Loan B of such Lender to the Borrowers shall not exceed the amount of such Lender’s Term Loan Commitment set forth opposite its name on Annex B hereto.

          Term Loan A and Term Loan B will be referred to together as the “Term Loans.”

          Borrowers shall repay the Term Loans through periodic payments on the dates and in the amounts indicated below (“Scheduled Installments”).

          Term Loan A

Date	Scheduled Installment
December 31, 2004	$1,215,502.37
March 31, 2005	$1,620,669.83
June 30, 2005	$1,620,669.83
September 30, 2005	$1,620,669.83
December 31, 2005	$1,620,669.83
March 31, 2006	$2,025,837.29
June 30, 2006	$2,025,837.29
September 30, 2006	$2,025,837.29
December 31, 2006	$2,025,837.29
March 31, 2007	$2,431,004.75
June 30, 2007	$2,431,004.75
September 30, 2007	$2,431,004.75
December 31, 2007	$2,431,004.75

          Term Loan B

Date	Scheduled Installment
December 31, 2004	$118,055.00
March 31, 2005	$118,055.00
June 30, 2005	$118,055.00
September 30, 2005	$118,055.00
December 31, 2005	$118,055.00
March 31, 2006	$118,055.00
June 30, 2006	$118,055.00
September 30, 2006	$118,055.00
December 31, 2006	$118,055.00
March 31, 2007	$118,055.00
June 30, 2007	$118,055.00
September 30, 2007	$118,055.00
December 31, 2007	$118,055.00
March 31, 2008	$11,215,224.74
June 30, 2008	$11,215,224.74
September 30, 2008	$11,215,224.74
December 31, 2008	$11,215,224.72

          The final installment shall in all events equal the entire remaining principal balance of Term Loan A and Term Loan B, respectively. Notwithstanding the foregoing, the outstanding principal balance of the Term Loans shall be due and payable in full on the Commitment Termination Date. Amounts borrowed under this Section 1.1(a) and repaid may not be reborrowed.

          The Term Loans shall be evidenced by promissory notes substantially in the form of Exhibit 1.1(a) (each a “Term Note” and, collectively, the “Term Notes”), and, except as provided in Section 1.7, all of the Borrowers shall jointly execute and deliver each Term Note to the applicable Term Lender. Each Term Note shall represent the obligation of Borrowers to pay the amount of the applicable Term Lender’s Term Loans, together with interest thereon.

          The aggregate principal amount of the Term Loans shall be the primary obligation of each Borrower.”

          2.2. Section 3.5(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          “(d) Borrowers may make dividends to Holdings that are promptly used by Holdings to purchase up to $10,000,000 of its Stock in the aggregate prior to the Termination Date so long as (i) both before and after giving effect to each such purchase, no Default or Event of Default exists, (ii) as of the Fiscal Quarter then most recently ended, Borrowers are in compliance with Section 4.4 on a pro forma basis calculated as if such purchase was made during such Fiscal Quarter and (iii) both before and after giving effect to each such purchase, Borrowing Availability shall be greater than $5,000,000.

          2.3. Section 4.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          “Section 4.6 Maximum Leverage Ratio

          Holdings, Borrowers and their Subsidiaries on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Leverage Ratio as of the last day of such Fiscal Quarter and for the 12-month period then ended of not more than the following:

Fiscal Quarter	Maximum Leverage Ratio
June 30, 2003	3.80 to 1.0
September 30, 2003	3.70 to 1.0
December 31, 2003	3.25 to 1.0
March 31, 2004	3.00 to 1.0
June 30, 2004	2.75 to 1.0
September 30, 2004	2.50 to 1.0
December 31, 2004	3.00 to 1.0
March 31, 2005	2.50 to 1.0

Fiscal Quarter	Maximum Leverage Ratio
June 30, 2005	2.50 to 1.0
September 30, 2005	2.50 to 1.0
December 31, 2005	2.50 to 1.0
March 31, 2006	2.00 to 1.0
June 30, 2006	2.00 to 1.0
September 30, 2006	2.00 to 1.0
December 31, 2006	1.50 to 1.0
March 31, 2007	1.50 to 1.0
June 30, 2007	1.50 to 1.0
September 30, 2007	1.50 to 1.0
December 31, 2007	1.50 to 1.0
March 31, 2008 and each	1.50 to 1.0
Fiscal Quarter ending
thereafter

          2.4. Annex A to the Credit Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

          “‘LaVanture Acquisition’ means the acquisition by Extrusion Masters of certain of the assets of LaVanture Products Company Inc., an Indiana corporation (“LaVanture Products), LaVanture Plastic Extrusion Technologies, Inc., an Indiana corporation (“LaVanture Extrusion”) and Molded Designs Technology, Inc., an Indiana corporation (“Molded Designs”; and, collectively with LaVanture Products and LaVanture Extrusion, the “Sellers”), pursuant to the terms of that certain Asset Purchase Agreement dated as of November 9, 2004, by and among the Sellers and Extrusion Masters.

          ‘Third Amendment’ means that certain Consent and Amendment No. 3 to Credit Agreement dated as of November 9, 2004.

          ‘Third Amendment Closing Date’ means the date upon which each of the conditions to the effectiveness of the Third Amendment has been satisfied.”

          2.5. The section referenced as “Term Loan B Commitment” in Annex B to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

          2.6. A new Annex B-1 is hereby added to the Credit Agreement to read in its entirety as set forth on Exhibit A-1 attached hereto.

          2.7. Section 4.1 (Capital Expenditure Limit) of Schedule 1 to Exhibit 4.8(o) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B attached hereto.

          2.8. Section 4.3 (Minimum EBITDA) of Schedule 1 to Exhibit 4.8(o) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit C attached hereto.

          3. Conditions Precedent. The effectiveness of the amendments set forth above is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by Agent):

     (a) The LaVanture Purchase Agreement and each of the documents, instruments and other agreements to be executed in connection therewith (collectively, the “LaVanture Acquisition Documents”) shall be reasonably satisfactory to Agent in form and substance;

     (b) The LaVanture Acquisition, and any other transactions contemplated by the LaVanture Acquisition Documents, shall have been consummated in accordance with the terms thereof and in compliance with all applicable law;

     (c) Borrowers shall have delivered, or shall have caused to be delivered, to Agent each of the documents, agreements and instruments set forth on Exhibit D attached hereto, together with such other documents, agreements and instruments as may be reasonably requested by Agent, each such document, agreement and instrument in form and content reasonably acceptable to Agent; provided that the preliminary date down endorsement pertaining to the Creek County, Oklahoma property shall be delivered with 10 business days of the date hereof;

     (d) Borrowers shall have delivered, or shall have caused to be delivered, to Agent evidence of the transaction expenses (including the LaVanture Incentive Fee and the fees and expenses of legal counsel) incurred by the Borrowers in connection with the consummation of the LaVanture Acquisition;

     (e) Borrowers shall have delivered, or shall have caused to be delivered, to Agent within a commercially reasonable period subsequent to the date hereof, evidence reasonably satisfactory to Agent that the assets acquired by Extrusion Masters pursuant to the LaVanture Purchase Agreement are covered under Borrowers’ existing insurance program;

     (f) Receipt by Agent of a counterpart to this Third Amendment duly executed and delivered by Borrowers, and such other documents and instruments as Agent may reasonably require;

     (g) Receipt by Agent of a counterpart to this Third Amendment duly executed and delivered by the Requisite Lenders and by each of the Lenders increasing its Term Loan B Commitment pursuant to this Third Amendment;

     (h) Receipt by Agent of a Reaffirmation executed by Holdings, in form and substance satisfactory to Agent;

     (i) All proceedings taken in connection with the transactions contemplated by this Third Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

     (j) No Default or Event of Default shall have occurred and be continuing.

          4. Representations and Warranties. To induce Agent and the undersigned Lenders to enter into this Third Amendment, each Borrower represents and warrants to Agent and Lenders:

     (a) that the execution, delivery and performance of this Third Amendment has been duly authorized by all requisite corporate action on the part of such Borrower and that this Third Amendment has been duly executed and delivered by such Borrower;

     (b) each of the representations and warranties set forth in Section 5 of the Credit Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof; and

     (c) that no Default or Event of Default has occurred and is continuing as of the date of the LaVanture Acquisition.

          5. Miscellaneous.

          5.1. Expenses. Each Borrower hereby acknowledges and agrees that this Third Amendment is a “Loan Document” for purposes of, among other things, Section 1.3(e) of the Credit Agreement.

          5.2. Event of Default. Each Borrower hereby acknowledges and agrees that the breach by such Borrower of any of the representations, warrants and/or covenants set forth in this Third Amendment shall constitute an Event of Default.

          5.3. Governing Law. This Third Amendment shall be a contract made under and governed by the internal laws of the State of New York.

          5.4. Severability. Any provision of this Third Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Third Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          5.5. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

          5.6. Ratification. The terms and provisions set forth in this Third Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Third Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

          5.7. Reference. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Third Amendment.

          5.8. Successors. This Third Amendment shall be binding upon Borrowers, the Lenders, Agent and their respective successors and assigns, and shall inure to the benefit of Borrowers, the Lenders, Agent and their respective successors and assigns.

[Signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

ATLANTIS PLASTIC FILMS, INC.,
ATLANTIS MOLDED PLASTICS, INC.
ATLANTIS FILMS, INC.
RIGAL PLASTICS, INC.
ATLANTIS PLASTICS INJECTION
MOLDING, INC.
PIERCE PLASTICS, INC.
EXTRUSION MASTERS, INC.
each as a Borrower

Each By: /s/ Paul G. Saari

Name: Paul G. Saari
Title: Senior Vice President of Finance and Chief
Financial Officer

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent, Co-Lead Arranger and
a Lender

By: /s/ Kenneth Li

Its Duly Authorized Signatory

[Signatures Continued on Next Page]

Signature page to Consent and Amendment No. 3 to Credit Agreement

CIBC WORLD MARKETS CORP.

By: /s/ Dean J. Decker

Name: Dean J. Decker
Title: Managing Director

MERRILL LYNCH CAPITAL, A DIVISION OF
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.

By: /s/ Troy A. Oder

Name: Troy A. Oder
Title: Vice President

BNP PARIBAS

By: /s/ Cecile Scherer

Name: Cecile Scherer
Title: Director

BNP PARIBAS

By: /s/ Richard Cushing

Name: Richard Cushing
Title: Director

CIBC INC.

By: /s/ Dean J. Decker

Name: Dean J. Decker
Title: Managing Director

[Signatures Continued on Next Page]

Signature page to Consent and Amendment No. 3 to Credit Agreement

JOHN HANCOCK LIFE INSURANCE
COMPANY

By: /s/ Ken Cha

Name: Ken Cha
Title: Director

JOHN HANCOCK VARIABLE LIFE
INSURANCE COMPANY

By: /s/ Ken Cha

Name: Ken Cha
Title: Director

JOHN HANCOCK INSURANCE COMPANY
OF VERMONT

By: /s/ Ken Cha

Name: Ken Cha
Title: Director

ORIX FINANCIAL SERVICES, INC.

By: /s/ Christopher L. Smith

Name: Christopher L. Smith
Title: Authorized Representative

Signature page to Consent and Amendment No. 3 to Credit Agreement

REAFFIRMATION

     The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Consent and Amendment No. 3 to Credit Agreement (the “Third Amendment”); (ii) consents to each Borrower’s execution and delivery thereof; and (iii) agrees to be bound thereby. Guarantor hereby affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of Borrowers to Agent and Lenders pursuant to the terms of that certain Guaranty of Holdings dated December 27, 2002 (the “Guaranty”) executed by Guarantor in favor of Agent and Lenders and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that Agent and Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

     IN WITNESS WHEREOF, each of the undersigned has executed this Reaffirmation on and as of the date of such Third Amendment.

ATLANTIS PLASTICS, INC.

By /s/ Paul G. Saari

Its Senior Vice President of Finance and CFO

EXHIBIT A

ANNEX B (FROM ANNEX A — COMMITMENTS DEFINITION)
TO
CREDIT AGREEMENT

PRO RATA SHARES AND COMMITMENT AMOUNTS

Term Loan B Commitment:*	Lenders
$15,327,272.73	General Electric Capital Corporation
$3,636,363.36	CIBC Inc.
$9,372,727.27	Merrill Lynch Capital
$15,427,273.00	John Hancock
$4,736,363.64	Orix Financial
$1,500,000.00	BNP Paribas

*	These amounts reflect the original Term Loan B Commitment amounts for each Lender after giving effect to the $10,000,000 increase in Term Loan B made pursuant to the Third Amendment but without incorporating repayments of Term Loan B made pursuant to the Credit Agreement. After giving effect to the $10,000,000 increase in Term Loan B made pursuant to the Third Amendment and the repayments of Term Loan B made pursuant to the Credit Agreement, the outstanding Term Loan B Commitments as of the Third Amendment Closing Date are as follows:

Amount	Lender
$14,180,422.61	General Electric Capital Corporation
$3,308,691.92	CIBC Inc.
$8,717,384.36	Merrill Lynch Capital
$14,280,422.87	John Hancock
$4,408,692.18	Orix Financial
$1,500,000.00	BNP Paribas

EXHIBIT A-1

ANNEX B-1
TO
CREDIT AGREEMENT

ADDITIONAL TERM LOAN B ADVANCES TO BE MADE ON THE THIRD
AMENDMENT CLOSING DATE

Additional Term Loan B Advance:	Lenders
$2,600,000.00	General Electric Capital Corporation
$2,100,000.00	Merrill Lynch Capital
$2,700,000.00	John Hancock
$1,100,000.00	Orix Financial
$1,500,000.00	BNP Paribas

EXHIBIT B

CAPITAL EXPENDITURE LIMIT
(SECTION 4.1)

Capital Expenditures are defined as follows:

All expenditures (by the expenditure of cash or the incurrence of Indebtedness) during the measuring period for any fixed asset or improvements or for replacements, substitutions or additions thereto that have a useful life of more than one year and that are required to be capitalized under GAAP		$

Plus:	deposits made during the measuring period in connection with fixed assets; less deposits of a prior period included above

Less:	Net Proceeds of Asset Dispositions which Borrowers are permitted to reinvest under Section 1.5(c) of the Credit Agreement and are included in the expenditures above

The purchase price of the LaVanture Acquisition to the extent such purchase price is included in the expenditures above

Capital Expenditures		$

Permitted Capital Expenditures including Carry Over Amount of $ from prior fiscal year		$

In Compliance		Yes/No

EXHIBIT C

MINIMUM EBITDA
(SECTION 4.3)

Consolidated Net Income is defined as follows:

Consolidated net income during the measuring period excluding:	$

the income (or deficit) of any Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, Holdings or any of Holdings’ Subsidiaries the income (or deficit) of any Person (other than a Subsidiary) in which Holdings has an ownership interest, except to the extent any such income has actually been received by Borrowers or any of their Subsidiaries in the form of cash dividends or distributions the undistributed earnings of any Subsidiary of Holdings to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period any net gain attributable to the write-up of any asset

any net gain from the collection of the proceeds of life insurance policies any net gain arising from the acquisition of any securities, or the extinguishment of any Indebtedness, of Holdings or any of their Subsidiaries in the case of a successor to Holdings or any of their Subsidiaries by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets any deferred credit representing the excess of equity in any Subsidiary of Holdings at the date of acquisition of such Subsidiary over the cost to Holdings of the investment in such Subsidiary

Consolidated Net Income		$

EBITDA is defined as follows:

Consolidated Net Income (from above)		$

Less:	(in each case to the extent included in the calculation of Consolidated Net Income, but without duplication):

income tax credits

interest income

gain from extraordinary items (net of loss from extraordinary items)

any aggregate net gain (but not any aggregate net loss) arising from the sale, exchange or other disposition of capital assets (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities)

any other non-cash gains

expenditures pursuant to the last sentence of Section 4.9 of the Credit Agreement applicable to, but not included on, the Pro Forma, including expenditures made in connection with Related Transactions and payment of liabilities on the Closing Date

Plus:	(in each case to the extent deducted in the calculation of Consolidated Net Income, but without duplication):

any provision for income taxes (calculated as provided in Section 4.4 of this Exhibit)

Interest expense (whether cash or non-cash) deducted in the determination of Consolidated Net Income, including interest expense with respect to any Funded Debt and interest expense that has been capitalized depreciation and amortization

amortized debt discount (but in the case of amortization and expenses of Related Transactions, only to the extent included in the Pro Forma)

any deduction as the result of any grant to any members of the management of Holdings or any of their Subsidiaries of any Stock expenses of the Related Transactions acceptable to Agent, provided that such expenses were included in the Pro Forma, or disclosed in any notes thereto, and are deducted from Net Income (other than as amortization expenses)

when this certificate is delivered with respect to the quarter ended March 31, 2003, June 30, 2003 or September 30, 2003, permitted add-backs relating to Gibson Expense, Resin Savings and Rio Grande in the amount set forth below for such quarter

Quarter ended March 31, 2003		$3,840,123

Quarter ended June 30, 2003		$2,298,721

Quarter ended September 30, 2003		$920,242

EBITDA*	$

Required EBITDA	$

In Compliance	Yes/No

*	For purposes of calculating EBITDA as of December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, EBITDA for the periods set forth below shall be deemed to include the amount set forth opposite such period, which amount reflects pro forma earnings for such period related to the assets acquired pursuant to the LaVanture Acquisition:

Period	Amount
January 2004	$101,260
February 2004	$121,764
March 2004	$282,321
April 2004	$206,177
May 2004	$131,594
June 2004	$312,559
July 2004	$112,201
August 2004	$136,618
September 2004	$285,389
October 2004	EBITDA attributable to the assets acquired pursuant to the LaVanture Acquisition for such month, with such adjustments as may be approved by Agent.

EXHIBIT D

CLOSING CHECKLIST

GENERAL ELECTRIC CAPITAL CORPORATION
CLOSING CHECKLIST
ATLANTIS PLASTICS, INC.

CONSENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT

ACQUISITION BY EXTRUSION MASTERS, INC. OF CERTAIN ASSETS OF
LAVANTURE PRODUCTS COMPANY INC., LAVANTURE PLASTIC EXTRUSION
TECHNOLOGIES, INC. AND MOLDED DESIGNS TECHNOLOGY, INC. (THE
“LAVANTURE ACQUISITION”)

CLOSING DATE: NOVEMBER 9, 2004

PARTIES TO THE TRANSACTION

AGENT:	GENERAL ELECTRIC CAPITAL CORPORATION
335 Madison Avenue
12th Floor
New York, New York 10017
Attn: Kenneth Li, Mindy Naylor, Carlos Mendoza,
Linda Filardi
Telephone No.: (212) 370-8000
Facsimile No.: (212) 370-8088

AGENT’S COUNSEL:	GOLDBERG, KOHN, BELL, BLACK, ROSENBLOOM
& MORITZ, LTD.
55 East Monroe Street, Suite 3700
Chicago, Illinois 60603
Attn: Gary Zussman and Mike Ebner
Telephone No.: (312) 201-4000
Facsimile No.: (312) 332-2196

BORROWERS:	ATLANTIS PLASTIC FILMS, INC.
ATLANTIS MOLDED PLASTICS, INC.
ATLANTIS FILMS, INC.
RIGAL PLASTICS, INC.
ATLANTIS PLASTIC INJECTION MOLDING, INC.
PIERCE PLASTICS, INC.

EXTRUSION MASTERS, INC.
1870 The Exchange
Suite 200
Atlanta, Georgia 30339
Attn: David Gershman, General Counsel
Facsimile No.: (770) 933-1390

HOLDINGS:	ATLANTIS PLASTICS, INC.
1870 The Exchange
Suite 200
Atlanta, Georgia 30339
Attn: Chief Financial Officer
Facsimile No.: (770) 933-1390

BORROWER’S	GREENBERG TRAURIG, LLP
COUNSEL:	2375 East Camelback Road
Suite 700
Phoenix, Arizona 85016
Attn: Jeffrey H. Verbin
Telephone No.: (602) 445-8202
Facsimile No.: (602) 445-8630

SELLERS:	LAVANTURE PRODUCTS COMPANY INC.
MOLDED DESIGNS TECHNOLOGY, INC.
LAVANTURE PLASTIC EXTRUSION TECHNOLOGIES,
INC.
2912 Dexter Drive
Elkhart, Indiana 46514
Attn: Richard Lavanture
Telephone No.: (574) 264-0659
Fax No.: (574) 266-0709

SELLERS’	WARRICK & BOYN, LLP
COUNSEL:	121 West Franklin Street, Suite 400
Elkhart, Indiana 46516
Attn: James V. Woodsmall, Esq.
Telephone No.: (574) 294-7491
Fax No.: (574) 294-7284

6.	Loan Documents

6.1.	Consent and Amendment No. 3 to Credit Agreement (“Consent and Amendment No. 3”)

6.2.	Amended and Restated Term B Notes

6.3.	Existing Term B Notes marked “Cancelled”

7.	Security Documents

7.1.	Fixture Filing – Elkhart County, Indiana

7.2.	Mortgage Amendments

7.3.	Date-down title endorsements

7.4.	Landlord’s Agreement (covering each of the 3 leased locations named below)

8.	Lavanture Acquisition Documents

8.1.	Asset Purchase Agreement (along with Disclosure Schedules thereto)

8.2.	Officer’s Certificates (4)

8.3.	Assignment and Assumption Agreements (3)

8.4.	Bills of Sale (3)

8.5.	Lease Agreements

8.5.1.	2965 Lavanture Place, Elkhart, Indiana 46514

8.5.2.	4811 Eastland Drive, Elkhart, Indiana 46516

8.5.3.	2900 Dexter Drive, Elkhart, Indiana 46514

8.6.	License Agreement

8.7.	Patent Assignment

8.8.	Non-compete and Severance Agreement

9.	Collateral Due Diligence related to Lavanture Acquisition

9.1.	Pre-Closing Lien Searches

9.2.	UCC-3 Financing Statements

9.2.1.	Lavanture Products Company, Inc. (2) (Partial Releases)

9.2.2.	Molded Designs Technology, Inc. (Termination)

9.2.3.	Lavanture Plastic Extrusion Technologies, Inc. (Termination)

9.3.	Post-Closing Lien Searches

10.	Organizational Due Diligence related to Consent and Amendment No. 3

10.1.	Secretary’s Certificate of each Borrower and Holdings re the following:

Articles By-Laws Resolutions Incumbency	of	Incorporation

10.2.	Good Standing Certificates for Borrowers and Holdings

11.	Attorney Opinions related to Lavanture Acquisition

11.1.	Sellers’ Counsel (with reliance language in favor of Agent)

11.2.	Buyer’s Counsel

12.	Attorney Opinions related to Consent and Amendment No. 3

12.1.	Borrowers’ Counsel

12.1.1.	Greenberg Traurig, LLP

12.1.2.	Stites & Harbison (Local Indiana and Kentucky counsel)